Exhibit 99.1

GORES GUGGENHEIM AND POLESTAR ANNOUNCE EFFECTIVENESS OF REGISTRATION STATEMENT AND DATES OF SPECIAL MEETING AND WARRANT HOLDER MEETING

All Gores Guggenheim Stockholders and Warrant Holders Encouraged to Vote before the June 22, 2022 deadline

LOS ANGELES and GOTHENBURG – May 25, 2022 – Gores Guggenheim, Inc. (“Gores Guggenheim” or the “Company”) (NASDAQ: GGPI, GGPIU and GGPIW), a special purpose acquisition company sponsored by affiliates of The Gores Group, LLC and Guggenheim Capital, LLC, and Polestar Performance AB and its affiliates (“Polestar”) today announced the registration statement on Form F-4 (the “Registration Statement”) with respect to the proposed business combination between the Company and Polestar was declared effective by the Securities and Exchange Commission (the “SEC”) on May 25, 2022.

The Company will hold a special meeting of stockholders (in lieu of its 2022 annual stockholders meeting) at 9:30 a.m., Eastern time, on June 22, 2022 (the “Special Meeting”). At the Special Meeting, stockholders will be asked to, among other things, adopt that certain business combination agreement, dated September 27, 2021 (as amended, the “Business Combination Agreement”), by and among the Company;, Polestar Automotive Holding Limited, a Hong Kong incorporated company (“Parent”), Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore, Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden, Polestar Automotive Holding UK PLC (formerly known as Polestar Automotive Holding UK Limited), a public limited company incorporated under the laws of England and Wales and a direct wholly owned subsidiary of Parent (“ListCo”), and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo, and approve the transactions contemplated by the Business Combination Agreement (the “Business Combination”).

In addition, the Company will hold a meeting of public warrant holders at 10:00 a.m., Eastern Time, on June 22, 2022 (the “Warrant Holder Meeting”). At the Warrant Holder Meeting, holders of outstanding warrants issued as part of the units included in the Company’s IPO (“Public Warrants”) will be asked to approve an amendment to the existing warrant agreement (the “Warrant Amendment”) that governs the Public Warrants, to permit the conversion of Public Warrants to newly issued Class C shares of ListCo in connection with the closing of the proposed Business Combination, as described in the preliminary proxy statement/prospectus/consent solicitation statement included in the Registration Statement.

The Company has separately filed with the SEC a definitive proxy statement relating to the proposed Business Combination. The definitive proxy statement contains important information about the Business Combination. Every stockholder’s and warrant holder’s vote is important, regardless of the number of shares or warrants held, and all stockholders and warrant holders are strongly encouraged to vote as soon as possible in advance of the Special Meeting and Warrant Holder Meeting.

The Company’s Board of Directors unanimously recommends that its stockholders and warrant holders vote “FOR” the adoption of the Business Combination Agreement and approval of the proposed Business Combination and “FOR” the approval of the Warrant Amendment.

About Gores Guggenheim, Inc.

Gores Guggenheim, Inc. (Nasdaq: GGPI, GGPIW, and GGPIU) is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, founded by Alec Gores, and by an affiliate of Guggenheim Capital, LLC. Gores Guggenheim completed its initial public offering in April 2021, raising approximately USD 800 million in cash proceeds for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Gores Guggenheim’s strategy is to identify and complete business combinations with market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ and Guggenheim’s long history and track record of investing in and operating businesses.

About Polestar

Polestar was established as a new, standalone Swedish premium electric vehicle manufacturer in 2017. Founded by Volvo Car AB (publ) (together with its subsidiaries, “Volvo Cars”) and Zhejiang Geely Holding Group Co., Ltd (“Geely”), Polestar enjoys specific technological and engineering synergies with Volvo Cars and benefits from significant economies of scale as a result.

Polestar is headquartered in Gothenburg, Sweden, and its vehicles are currently available and on the road in markets across Europe, North America, China and Asia Pacific. By 2023, the company plans that its cars will be available in an aggregate of 30 markets. Polestar cars are currently manufactured in two facilities in China, with additional future manufacturing planned in the USA.

In September 2021, Polestar announced its intention to list as a public company on the Nasdaq in a business combination agreement with Gores Guggenheim, Inc. Full information on this definitive agreement can be found here.

Polestar has produced two electric performance cars. The Polestar 1 was built between 2019 and 2021 as a low-volume electric performance hybrid GT with a carbon fibre body, 609 hp, 1,000 Nm and an electric-only range of 124 km (WLTP) – the longest of any hybrid car in the world.

The Polestar 2 electric performance fastback is the company’s first fully electric, high volume car. The Polestar 2 model range includes three variants with a combination of long- and standard range batteries as large as 78 kWh, and dual- and single-motor powertrains with as much as 300 kW / 408 hp and 660 Nm.

From 2022, Polestar plans to launch one new electric vehicle per year, starting with Polestar 3 – the company’s first electric performance SUV. Polestar 4 is expected to follow in 2023, a smaller electric performance SUV coupe.

In 2024, the Polestar 5 electric performance 4-door GT is planned to be launched as the production evolution of Polestar Precept – the manifesto concept car that Polestar released in 2020 that showcases the brand’s future vision in terms of design, technology, and sustainability. As the company seeks to reduce its climate impact with every new model, Polestar aims to produce a truly climate-neutral car by 2030.

In early March 2022, Polestar revealed its second concept car, the Polestar O2 electric performance roadster. Polestar O2 builds on the design, technology and sustainability ambitions laid out by Precept and showcases the brand’s vision for future sports cars. The hard-top convertible presents an evolution of the unique design language first shown by Precept and emphasizes a dynamic driving experience. The concept further develops the focus on sustainability and technology, aiming towards greater circularity.

Additional Information about the Transactions and Where to Find It

In connection with the proposed Business Combination, (a) ListCo has filed with the SEC a registration statement on Form F-4 containing a proxy statement of the Company and a prospectus, which the SEC declared effective on May 25, 2022 and (b) the Company has filed a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders and warrant holders, each as of May 18, 2022, the record date established for voting on the proposed Business Combination and the other matters to be voted upon at the Special Meeting and Warrant Holder Meeting. The Definitive Proxy Statement contains important information about the proposed Business Combination and the other matters to be voted upon at the meetings of the Company’s stockholders and warrant holders. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Before making any voting or other investment decisions, securityholders of the Company and other interested persons are advised to read the Definitive Proxy Statement and other documents filed or to be filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Polestar, ListCo and the proposed Business Combination. Stockholders will also be able to obtain copies of the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is set forth in the Company’s filings with the SEC (including the Company’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants is contained in the Definitive Proxy Statement.

Polestar and ListCo, and certain of their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the Definitive Proxy Statement.

Forward-Looking Statements

This press release contains certain statements which may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company and Polestar. For example, projections of future revenue, volumes and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and Polestar and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed Business Combination; (b) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company, to obtain financing to complete the proposed Business Combination or to satisfy other conditions to Closing; (d) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (e) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (f) the risk that the proposed Business Combination disrupts current plans and operations of Polestar as a result of the announcement and consummation of the proposed Business Combination; (g) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the proposed Business Combination; (i) risks associated with changes in applicable laws or regulations and Polestar’s international operations; (j) the possibility that Polestar or the combined company may be adversely affected by other economic, business, and/or competitive factors; (k) Polestar’s estimates of expenses and profitability; (l) Polestar’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Geely and to develop new agreements or partnerships; (m) Polestar’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (n) Polestar’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (o) Polestar’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (p) delays in the design, manufacture, launch and financing of Polestar’s vehicles and Polestar’s reliance on a limited number of vehicle models to generate revenues; (q) Polestar’s ability to continuously and rapidly innovate, develop and market new products; (r) risks related to future market adoption of Polestar’s offerings; (s) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (t) Polestar’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to Polestar by its partners in order for Polestar to be able to increase its vehicle production capacities; (u) risks related to Polestar’s distribution model; (v) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on Polestar’s future business; (w) changes in regulatory requirements, governmental incentives and fuel and energy prices; (x) the impact of the global COVID-19 pandemic, inflation, interest rate changes, the ongoing conflict between Ukraine and Russia, supply chain disruptions and logistical constraints on the Company, Polestar, Polestar’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (y) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the SEC by the Company or ListCo, including the Definitive Proxy Statement. There may be additional risks that neither the Company, Polestar nor ListCo presently know or that the

Company, Polestar or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company, Polestar nor ListCo undertakes any duty to update these forward-looking statements.

Disclaimer

This press release relates to the proposed Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contact Information

Contacts

For inquiries regarding The Gores Group and affiliates:

Jennifer Kwon Chou

Managing Director

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com

For inquiries regarding Polestar:

Bojana Flint

Polestar (Investor Relations)

bojana.flint@polestar.com

Jonathan Goodman

Polestar

jonathan.goodman@polestar.com

Andrew Lytheer

Polestar

andrew.lytheer@polestar.com

John Paolo Canton

Polestar

jp.canton@polestar.com

5